UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2007

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Employment Agreement dated as of July 11, 2005 between the Company and Stephen R. Phillips.

10.2 Change of Control Agreement dated as of December 1, 2006 between the Company and Stephen R. Phillips.

10.3 Employment Agreement dated as of March 5, 2007 between the Company and John Paget.

10.4 Amendment No. 10, effective as of September 6, 2006, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) as Agent.

10.5 Amendment No. 11, effective as of August 29, 2007, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) as Agent.

21. List of subsidiaries of the Company as of June 30 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

August 29, 2007	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated as of July 11, 2005 between the Company and Stephen R. Phillips.
10.2	Change of Control Agreement dated as of December 1, 2006 between the Company and Stephen R. Phillips.
10.3	Employment Agreement dated as of March 5, 2007 between the Company and John Paget.
10.4	Amendment No. 10, effective as of September 6, 2006, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) as Agent.
10.5	Amendment No. 11, effective as of August 29, 2007, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) as Agent.
21	List of subsidiaries of the Company as of June 30 2007.